                                                                     Exhibit 4A

(Front of Stock Certificate)

NUMBER   MN   COMMON STOCK  WITHOUT PAR VALUE  SHARES  VF  CORPORATION
SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 918204 10 8   INCORPORATED UNDER
THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

     This Certifies that        is the owner of FULL-PAID AND NON-ASSESSABLE
SHARES OF THE COMMON STOCK OF V.F. CORPORATION transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the seal of the Corporation and the signatures of its duly authorized officers.
Dated: SECRETARY PRESIDENT COUNTERSIGNED AND REGISTERED: FIRST CHICAGO TRUST COMPANY OF NEW YORK TRANSFER AGENT AND REGISTRAR BY AUTHORIZED OFFICER

(Back of Stock Certificate)
                               V. F. CORPORATION

          THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE DESIGNATIONS, PREFERENCES AND RELATIVE
     PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   -- as tenants in common

     TEN ENT   -- as tenants by the entireties

     JT TEN    -- as joint tenants with right of survivorship and not as
                  tenants in common

     UNIF GIFT MIN ACT   -- __________ Custodian __________
                             (Cust.)              (Minor)
                            under Uniform Gifts to Minors
                            Act _____________________
                                      (Basic)

    Additional abbreviations may also be used though not in the above list.


For value received ____ hereby sell assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________________________________________________

_____________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

_____________________________________________________________________________

_____________________________________________________________________________

____________ Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________ , Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

                              _______________________________________________
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR ASPECT ALTERATION OR ENLARGEMENT OR ANY
                              CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: ____________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBER-SHIP PLAN, APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAMS), PURSUANT TO S.E.C. RULE 17Ad-15.


This certificate also evidences certain Rights as set forth in a Rights Agreement between VF Corporation and First Chicago Trust Company of New York dated as of October 22, 1997 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be evidenced by separate certificates and no longer be evidenced by this certificate, may be redeemed or exchanged or may expire. As set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Persons or by any subsequent holder, may be null and void.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.